                                     [LOGO]

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 13, 2000




To the Shareholders of Cowlitz Bancorporation:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of Cowlitz Bancorporation will be held at the Red Lion Hotel, 510 Kelso Drive, Kelso, Washington, on Saturday, May 13, 2000 at 10:00 a.m. local time for the purpose of considering and voting upon the following matters:

         1. Election of Directors. To elect five directors to serve until the 2001 Annual Meeting of shareholders; and

         2. Such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

         Only those shareholders of record at the close of business on March 24, 2000 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly. The proxy will not be used if you attend and vote in person.

         All shareholders are urged to attend the Annual Meeting either in person or by proxy.

                  BY ORDER OF THE BOARD OF DIRECTORS

                  /s/ Donna P. Gardner
                  ------------------------------------
                  Donna P. Gardner
                  Vice President & Secretary/Treasurer

Longview, Washington
April 13, 2000

                                     [LOGO]

                            Cowlitz Financial Center
                               927 Commerce Avenue
                               Longview, WA 98632
                                 (360) 423-9800

                                 PROXY STATEMENT

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 13, 2000
--------------------------------------------------------------------------------

         This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about April 13, 2000, for use in connection with the Annual Meeting of Shareholders (the "Meeting") of Cowlitz Bancorporation (the "Company") to be held on Saturday, May 13, 2000 at the Red Lion Hotel, 510 Kelso Drive, Kelso, Washington, at 10:00 a.m. local time.

--------------------------------------------------------------------------------
                           VOTING AND PROXY PROCEDURE
--------------------------------------------------------------------------------

         SHAREHOLDERS ENTITLED TO VOTE. Shareholders of record as of the close of business on March 24, 2000 are entitled to vote at the Annual Meeting. Each share of common stock ("Common Stock") is entitled to one vote on each matter properly presented at the Annual Meeting. As of March 24, 2000, the Company had 3,975,450 shares of Common Stock issued and outstanding.

         QUORUM. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining the existence of a quorum.

         VOTING. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors. If a shareholder of record attends the Annual Meeting, he or she may vote by ballot.

         The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.

         REVOCATION OF A PROXY. Shareholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

         In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold shares of Common Stock and request authority to execute the proxies. The Company will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers and regular employees of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram, facsimile or personal contact.

--------------------------------------------------------------------------------
                               SECURITY OWNERSHIP
                                       OF
                        DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

         The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company with respect to each person known to the Company to own more than 5% of the outstanding Common Stock, nominated directors, and the named executive officers ("Named Executive Officers") of the Company as identified herein and by all nominated directors and executive officers as a group as of February 29, 2000. Each beneficial owner has the sole power to vote and to dispose of all shares of Common Stock owned by such beneficial owner.


Name of Beneficial Owner                                      Shares               Percentage
------------------------                                      ------               ----------
NOMINATED DIRECTORS AND NAMED EXECUTIVE OFFICERS
Benjamin Namatinia (1).......................                785,032               18.95
Mark F. Andrews, Jr. (2).....................                 40,065                  *
Bruce P. Buchberger..........................                 12,000                  *
Larry M. Larson (2)..........................                253,214                6.29
E. Chris Searing (2).........................                 22,267                  *
Donna P. Gardner (3).........................                 50,217                1.25
Don P. Kiser (3).............................                  4,780                  *
                                                           ---------              ------
All nominated directors and executive officers
as a group (6 persons)                                     1,167,575               28.09

DIRECTOR(S) NOT STANDING FOR RE-ELECTION
Charles W. Jarrett (1)                                       330,323                7.97

5% BENEFICIAL OWNER
Everest Partners, L.P. (4)                                   225,650                5.60
Job's Peak Ranch
P. O. Box 3178
Gardnerville, Nevada  89410

         *Less than 1%

         (1) Includes presently exercisable options to purchase 115,500 shares of Common Stock.
         (2) Includes presently exercisable options to purchase 3,000 shares of Common Stock.
         (3) Includes presently exercisable options to purchase 2,800 shares of Common Stock.
         (4) Information as to the number of shares owned is based solely on the
             Schedule 13G filed on February 14, 2000 by Everest Partners, L.P., Everest Partners, Inc., and Everest Manager, L.L.C. in which the filing persons disclosed that they had shared voting and disposing power over 225,650 shares of the Company's Common Stock. Everest Partners, Inc. is the general partner of, and Everest Manager, L.L.C., is the manager of, Everest Partners, L.P. David M. W. Harvey is the sole principal of Everest Partners, Inc. and Everest Managers, L.L.C. Everest Managers, L.L.C. and David M.W. Harvey expressly disclaim beneficial ownership of these shares.

--------------------------------------------------------------------------------
                              ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         Five directors will be elected at the Annual Meeting to serve until the next Annual Meeting of the shareholders or until the director's successor is elected and qualified.

         Unless authority to vote is withheld on a proxy, proxies in the form enclosed will be voted FOR the director nominees identified below. Each of the nominees has indicated that he is willing and able to serve as a director. If any nominee is not available for election (a contingency which the Company does not now foresee), it is the intention of the Board of Directors to recommend the election of a substitute nominee, and proxies in the form enclosed will be voted FOR the election of such substitute nominee unless authority to vote such proxies in the election of directors has been withheld.

         In accordance with the above, the Board of Directors has nominated:

                              Mark F. Andrews, Jr.
                               Bruce P. Buchberger
                                E. Chris Searing
                                 Larry M. Larson
                               Benjamin Namatinia

                  The Board of Directors recommends a vote FOR each of the nominees.

         The following table sets forth certain information regarding the nominees for election at the Annual Meeting.

         Name                       Age              Position
         ----                       ---              --------
         Mark F. Andrews, Jr.*      67               Director, Cowlitz Bancorporation; Chairman, Cowlitz Bank

         Bruce P. Buchberger        47               New Nominee

         Larry M. Larson*           61               Director, Cowlitz Bancorporation & Cowlitz Bank

         Benjamin Namatinia*        56               Chairman & Chief Executive Officer, Cowlitz
                                                     Bancorporation; Director, Cowlitz Bank; Chairman,
                                                     Business Finance Corporation

         E. Chris Searing*          46               Director, Cowlitz Bancorporation & Cowlitz Bank

*SERVED AS A DIRECTOR OF THE COMPANY SINCE ITS INCORPORATION IN 1991

         MARK F. ANDREWS, JR. has served as a director of Cowlitz Bank since 1988. He served as Secretary of the Board since 1990 until he was elected Chairman in March 2000. Mr. Andrews' principal occupation is the management and operation of his tree farms. In addition, Mr. Andrews serves as a court commissioner for Cowlitz County and he is also a retired attorney. Mr. Andrews is Chairman of the Audit Committee and serves on the Compensation Committee and the Board Development Committee. He was elected to the Business Finance Corporation Board in 1999.

         BRUCE P. BUCHBERGER has owned Aronson-Campbell Industrial Supply, Inc. of Bellevue, Washington since 1983. From 1977 to 1983, he was with Idaho First National Bank (now USBank)of Boise, Idaho. In his role as Manager of Strategic Planning, he was responsible for cash management, financial controls, and budgeting. Subject to his election to the board of directors of the Company, Mr. Buchberger will be appointed to the Compensation Committee and the Audit Committee.

         LARRY M. LARSON has served as a director of Cowlitz Bank since 1984. He served as Secretary of the Board from 1987 to 1988, Vice Chairman from 1988 to 1990, and Chairman from 1990 to March 2000. Mr. Larson owns the Bridgeview Tobacco Shop located in Rainier, Oregon. He serves in an elected position on the Port Commission for the Port of Longview. Mr. Larson serves on the Compensation Committee, the Board Development Committee, and the Audit Committee. He was elected to the Business Finance Corporation Board in 1999.

         BENJAMIN NAMATINIA has served as Chairman of Cowlitz Bancorporation since its incorporation in 1991 and was appointed Chief Executive Officer in November 1994. He has served as a director of Cowlitz Bank since 1991 and was elected Secretary of the Board in March 2000. He has served as a director of Business Finance Corporation since the acquisition in 1998. Since 1990, Mr. Namatinia has been the President and owner of BMN, Inc., a securities brokerage franchise of Raymond James Financial Services, Inc. From 1984 to 1989, he was Senior Vice President and head of the Bond Department in Portland, Oregon for Shearson Lehman.

         E. CHRIS SEARING has served as a director of Cowlitz Bank since 1986. He served as Secretary of the Board from 1988 to 1990 and Vice Chairman since 1990. Mr. Searing owns Searing Electric & Plumbing, Inc. located in Longview, Washington. Mr. Searing serves on the Compensation Committee and the Audit Committee. He was elected to the Business Finance Corporation Board in 1999.

--------------------------------------------------------------------------------
                  INFORMATION REGARDING THE BOARD OF DIRECTORS
                               AND ITS COMMITTEES
--------------------------------------------------------------------------------

         The Board of Directors conducts its business through meetings of the Board and through its committees. During 1999, the Company held twelve regular meetings and fifteen special meetings of the Board as well as committee meetings. No director in office in 1999 attended fewer than 75% of the meetings of the Board of Directors and the total number of all meetings of all committees of the Board of Directors on which he served.

         The Board of Directors has established an Audit Committee, a Compensation Committee, and a Board Development Committee. The Audit Committee recommends the selection of the Company's independent auditors and consults with the independent auditors on the Company's internal accounting controls. The Compensation Committee recommends to the Board salaries and bonuses for the Company's executive officers and administers the Company's Stock Option Plan and Employee Stock Purchase Plan. The Board Development Committee identifies and recommends potential candidates for the Company and its subsidiary's Boards of Directors.

--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

         In 1999, Directors of the Company received a fee of $1,100 per month except that Mr. Namatinia as Chairman of the Board received a fee of $1,200 per month. Directors of Cowlitz Bank received a fee of $700 per month and the Chairman, Mr. Larson, received a fee of $1,900 per month. Directors of Business Finance Corporation who do not serve as Directors of the Company or Cowlitz Bank received a fee of $300 per month.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

         SUMMARY COMPENSATION TABLE. The following table sets forth the annual compensation earned during 1997, 1998, and 1999, for the Company's Chief Executive Officer and each of the Company's other executive officers who earned in excess of $100,000 in salary and bonus during the last three fiscal years (the "Named Executive Officers").


                               ANNUAL COMPENSATION
                               -------------------

   Name of Principal and Position         Salary    Bonus    Other Annual      All Other      Stock Option
   ------------------------------         ------    -----    Compensation   Compensation(1)       Grants
                                                             ------------   ---------------       ------
Benjamin Namatinia               1999   $225,000   $    --        --            $ 6,000           15,000
   Chairman &                    1998   $200,000   $75,000        --            $14,400           10,000
   Chief Executive Officer       1997   $178,224   $20,000        --            $14,258          192,500

Charles W. Jarrett               1999   $225,597   $    --        --            $ 6,000           15,000
   President &                   1998   $200,000   $52,356        --            $14,400           10,000
   Chief Operating Officer       1997   $161,532   $40,975        --            $12,923          192,500

Donna P. Gardner                 1999   $ 87,792   $17,500        --            $ 6,000               --
   Vice President &              1998   $ 76,340   $23,678        --            $ 6,108            7,000
   Secretary/Treasurer           1997   $ 66,840   $21,390        --            $ 5,347               --

         (1)      Company contribution to 401 (K) plan

                                  STOCK OPTIONS
                                  -------------

         STOCK OPTION PLAN. Awards of stock options under the Company's stock option plan are designed to closely tie together the long term interest of the Company and its subsidiary's directors, employees, and shareholders to assist in the the retention of directors, officers, and key employees. The Board of Directors selects the individuals to receive stock options and determines the number of shares subject to each grant. The Board's determination of the size of the option grants is generally intended to reflect the individual's position with the Company or its subsidiary and the individual's contribution. Any options granted under the plan will have an exercise period of time, and the options become exercisable on a gradual basis as stated in each grant. The Board of Directors reviews the stock option plan annually.

         The following table sets forth information concerning the award of stock options to the Named Executive Officers during fiscal 1999:

                   OPTION/SAR GRANTS IN THE LAST FISCAL YEAR


                                                                                             Potential Realizable
                          Number of       % of Total                                         Value at Assumed
                          Securities      Options/SARs                                       Annual Rates of Stock
                          Underlying      Granted to                                         Price Appreciation for
                          Options/SARs    Employees        Exercise or Base    Expiration    the Option Term (1)
Name                      Granted (#)     Fiscal Year      Price ($/Sh)        Date          5% ($)         10% ($)
----                      -----------     -----------      ------------        ----          ------         -------
Benjamin Namatinia           15,000          18.3%            $   4.94         12/31/09      $  40,853      $100,624
Charles W. Jarrett           15,000          18.3%            $   4.94         12/31/09      $  40,853      $100,624
Donna P. Gardner                0              --                  --             --              --            --

(1) These assumed rates of appreciation are provided in order to comply with the requirements of the Securities and Exchange Commission (the "SEC') and do not represent the Company's expectation or projections as to the actual rate of appreciation of the Common Stock. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date options were granted over the full option term. The actual value of the options will depend on the performance of the Common Stock and may be greater or less than the amounts shown.

         The table below provides information on exercises of options during 1999 by the Named Executive Officers and information with respect to unexercised options held by the Named Executive Officers at December 31, 1999:

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES


                                                                                                   Value of
                                                                                                Unexercised in-
                                                                   Number of Securities           the-Money
                                                                  Underlying Unexercised       Options/SARs at
                          Shares                                  Options/SARs at Fiscal       Fiscal Year-End
                          Acquired on                                  Year-End (#)           ($ )Exercisable/
Name                      Exercise (#)    Value Realized ($)     Exercisable/Unexercisable    Unexercisable (1)
----                      ------------    ------------------     -------------------------    -----------------
Benjamin Namatinia            --                 --                 115,500 / 102,000         $  930 / $3,720
Charles W. Jarrett            --                 --                 115,500 / 102,000         $  930 / $3,720
Donna P. Gardner              --                 --                   2,800 /   4,200                --
       --


         EMPLOYMENT AGREEMENTS. Mssrs. Namatinia and Jarrett entered into employment agreements with the Company effective January 1, 1998. Under the employment agreements, both Mr. Namatinia and Mr. Jarrett receive a base annual salary.

         The agreements contain a covenant not to compete for a period of eighteen months in the event of termination of employment for any reason. If employment is terminated by the Company without cause or by death or disability, the executive officer will receive a lump sum equal to three times the employee's annual base salary for the calendar year in which such employment terminates plus the amount of any cash bonus earned prior to termination. Upon termination without cause, the employee will receive such benefits to which he has become entitled under the terms of the Company's Stock Option Plan and any other benefit plan or program.

         On March 24, 2000, Cowlitz Bancorporation and Cowlitz Bank entered into a Severance Agreement and Release with Charles Jarrett. Mr. Jarrett had been President and Chief Operating Officer of Cowlitz Bancorporation and President and Chief Executive Officer of Cowlitz Bank. Mr. Jarrett resigned those positions effective March 22, 2000. In addition, he resigned as a director of Cowlitz Bank effective March 22, 2000, and as director of Cowlitz Bancorporation effective April 30, 2000. Under the Severance Agreement, Mr. Jarrett will receive 24 monthly payments of $21,228.52 each beginning in April 2000, and ending in March 2002. Mr. Jarrett will also receive paid medical coverage through March 2002, and certain retirement benefits to which he was entitled under Cowlitz Bancorporation plans. All unvested stock options previously granted to Mr. Jarrett were fully vested, and Mr. Jarrett has until September 18, 2000 to exercise such options. Mr. Jarrett has options to acquire up to 217,500 shares of Cowlitz Bancorporation common stock at prices ranging from $4.94 to $7.94 per share. Prior to exercising any options or selling any shares, Mr. Jarrett must give notice to Cowlitz Bancorporation, which has the right to pay for such options or to purchase such shares.

--------------------------------------------------------------------------------
                        REPORT OF COMPENSATION COMMITTEE
--------------------------------------------------------------------------------

         The Company's executive compensation program is designed to attract, motivate, and retain key executive officers and to align their compensation with the Company's business objectives, long-term objectives of shareholders, and the executive's individual performance.

         The Company's executive compensation program is administered by the Compensation Committee. The membership of the committee consists of three non-employee directors. The Compensation Committee works with management to develop compensation plans for the Company and is responsible for determining the compensation of the executives.

         Executive salaries are reviewed annually. The Compensation Committee utilizes various industry compensation surveys, including the Northwest Financial Industry Salary Survey, and accounting firm completed industry surveys to determine the compensation levels of executive officers employed by similar financial institutions that are comparable in size, region, and performance.

         Using the information provided by this research along with other factors such as meeting organizational expansion goals, implementation of strategies, specific and overall performance, and stock value, the Compensation Committee considers the appropriate combination of salary levels, bonuses, and retention incentives based on long-term equity compensation.

         COMPONENTS OF CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Namatinia serves as Chairman and Chief Executive Officer of Cowlitz Bancorporation in accordance with an employment agreement dated January 1, 1998. At present, the Chief Executive Officer's compensation program is comprised of base salary, annual cash bonus consideration, and long-term incentive compensation in the form of stock options. He also participates with other Company employees in the Company's 401 (K) and other benefit programs. Mr. Namatinia's employment agreement establishes minimum annual salary to be not less than $200,000.00. Mr. Namatinia's salary has been increased to $225,000.00 due to expanded duties arising from the Company's acquisition of other operating units.

         The employment agreement calls for bonus payments when the Bank's net profits are in excess of one percent (1%)return on assets of the Bank for the calendar year. Since the Company did not have a one percent (1%)return on assets for the calendar year ended December 31, 1999, no bonus was paid for the calendar year. The Committee has expressed a desire to reward the Chief Executive Officer with options as an incentive to create long-term value for the Company's shareholders. Mr. Namatinia was awarded 15,000 options primarily due to his efforts in leading to the Company's acquisition of other operating units

         The employment agreement with Namatinia also contains provisions that require payments in the event of a change in control, and termination of employment without cause. Under the terms of the agreement, Mr. Namatinia is entitled to a sum equal to three times his annual base salary for the calendar year in which such employment terminates.

         Submitted by the Compensation Committee:

                                      Mark F. Andrews, Jr.
                                      Larry M. Larson
                                      E. Chris Searing

--------------------------------------------------------------------------------
                          STOCK PRICE PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         The chart below depicts the total return to shareholders during the period beginning March 12, 1998, when the Company first issued its shares publicly, and ending December 31, 1999. The definition of total return includes appreciation in market value of the stock as well as the actual cash dividends paid to shareholders. The comparable indices utilized are the NASDAQ Bank Index and the NASDAQ Market Index. The chart assumes that the value of the investment in the Company's Common Stock and each of the two indices was $100 on March 12, 1998, and that all dividends were reinvested.

                                   [GRAPH]

 COMPARISON OF CUMULATIVE TOTAL RETURN OF COMPANY, PEER GROUP AND BROAD MARKET


COMPANY INDEX MARKET           3/12/98    3/31/98    6/30/98    9/30/98   12/31/98    3/31/99    6/30/99    9/30/99   12/31/99
--------------------           -------    -------    -------    -------   --------    -------    -------    -------   --------
Cowlitz Bancorporation          100.00      97.14      92.42      67.48      60.84      49.83      50.94      43.30      41.00
NASDAQ Bank Index               100.00     142.95     140.22     118.26     133.94     128.86     138.30     125.87     129.14
NASDAQ Market Index             100.00     102.90     105.55      95.13     123.67     138.17     150.34     152.79     225.66

--------------------------------------------------------------------------------
                           RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

         The Company has outstanding loans to officers, directors, their spouses, associates, and related organizations. All such loans were made in the ordinary course of business, have been made on substantially the same terms and conditions; including collateral required, as comparable transactions with unaffiliated parties and did not involve more than normal risk of collectibility or present other unfavorable features. Directors and executive officers are charged the same rates of interest and loan fees as are charged to employees of the Company, which interest rates and fees are slightly lower than charged to non-employee borrowers. All such loans are presently in good standing and are being paid in accordance with their terms.

--------------------------------------------------------------------------------
                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
--------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)") requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of the Company's Common Stock file reports with the Securities and Exchange Commission with respect to beneficial ownership of the Company's Securities.

         Based solely on its review of copies of reports made pursuant to
Section 16(a) of the Securities Exchange Act of 1934, related regulations, and written representations no other reports were required. The Company believes that during the year ended December 31, 1999 all filing requirements applicable to its directors, executive officers, and greater than 10% shareholders were satisfied.

--------------------------------------------------------------------------------
                                    AUDITORS
--------------------------------------------------------------------------------

         The Board of Directors has appointed Arthur Andersen LLP, San Francisco, California, independent public accountants, to serve as the Company's auditors for the fiscal 2000 year. A representative of Arthur Andersen will be present at the Annual Meeting to respond to questions from shareholders and will have the opportunity to make a statement if he or she so desires.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the best judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING
--------------------------------------------------------------------------------

         The Company must receive a shareholder proposal by December 18, 2000 to consider it for inclusion in the Company's proxy statement and form of proxy relating to the Company's Annual Meeting of Shareholders in 2001. In addition, if the Company is not notified prior to March 4, 2001 that a shareholder intends to present a proposal at the Annual Meeting in 2001, the management of the Company will have discretionary authority with respect to each proxy received by it to vote on such matter. The Company's address for these purposes is P.O. Box 1518, Longview, Washington 98632.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The Company's 1999 Annual Report to Shareholders, including financial statements prepared in conformity with generally accepted accounting principles, are being mailed to shareholders with these proxy materials. Any shareholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference.

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                        BY ORDER OF THE BOARD OF DIRECTORS


                        /s/ Donna P. Gardner
                        ------------------------------------
                        Donna P. Gardner
                        Vice President & Secretary/Treasurer

Longview, Washington
April 13, 2000

-----------------------------------------------------------------------------------------------------------------------------------

                                                  COWLITZ BANCORPORATION

                              PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2000

     The undersigned hereby names, constitutes and appoints Benjamin Namatinia, with full power of substitution, my true and lawful attorney and Proxy for me and in my place and stead to attend the Annual Meeting of the Shareholders of Cowlitz
Bancorporation to be held at 10:00 a.m. on Saturday, May 13, 2000, and at any adjournment thereof, and to vote all the shares of
Common Stock held of record in the name of the undersigned on March 24, 2000, with all the powers that the undersigned would possess if he were personally present.

                                   (CONTINUED AND TO BE SIGNED AND DATED ON OTHER SIDE)

-----------------------------------------------------------------------------------------------------------------------------------
                                                  *  FOLD AND DETACH HERE  *

-----------------------------------------------------------------------------------------------------------------------------------
     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED        Please mark
     SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE DIRECTOR-NOMINEES    your votes       /X/
     IDENTIFIED BY THE BOARD OF DIRECTORS.                                                                   as indicated in
                                                                                                             this example

               VOTE
VOTE FOR    WITHHELD
  ALL       FROM ALL    ELECTION OF DIRECTORS
NOMINEES    NOMINEES    FOR all nominees listed below (except as marked in
  / /         / /       the contrary below)
                              Mark F. Andrews, Jr.
                              Bruce P. Buchberger
                              Larry M. Larson
                              Benjamin Namatinia
                              E. Chris Searing

Vote for all nominees listed above, except as specified on the line below:

_______________________________________________________





Signature(s)___________________________________________________________________    Date __________________________________, 2000

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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                                                  *  FOLD AND DETACH HERE  *

                    The Annual Meeting of shareholders will be held at 10:00 a.m. local time on Saturday,
                              May 13, 2000 at the Red Lion Hotel, 510 Kelso Drive, Kelso, Washington.

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